EXHIBIT 10.1

                                      NOTE

                                                         Cherry Hill, New Jersey
                                                           Date: March 29, 1999

         For value received and intending to be legally bound GoHealth.MD, Inc., a Delaware Corporation, having its principal place of business address of 2051 Springdale Road, Cherry Hill, New Jersey 08003 ("Maker"), promises to pay to the order of William Hanna Consultants, Inc. ("Payee"), P.O. Box 2660, Cherry Hill, New Jersey 08034, or such other place as Payee may designate in writing, the principal sum of Ten Thousand ($10,000.00) Dollars, to be paid in lawful money of the United States of America with simple interest at Five percent (5%), compounded annually.

         The Note shall be payable as follows:

         Principal and interest shall be due and paid by Maker to Payee on or before the first anniversary of the date of this Note.

          Maker shall have the privilege of prepaying the unpaid principal balance at any time in whole or in part without penalty. All partial prepayments shall be applied against installments of principal in the inverse order of their maturity.

         Should any default be made in the payment in any installment of principal as aforesaid on the date on which it shall fall due, or in the performance or observance of any of the terms, agreements or covenants contained in this Note, then the entire unpaid balance of said principal sum with interest, and such other sums due by maker hereunder, shall at the option of Payee and without notice to Maker, become due and payable immediately and payment of the same may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to Payee in this Note; and in such case Payee may also recover all costs of suit and other expenses in connection therewith, together with an attorneys' commission for collection equal to the greater of Five (5%) percent of the total amount then due by Maker to Payee or Three Thousand Dollars ($3,000.00).

         Notwithstanding anything to the contrary herein contained, it is understood and agreed that a default in the payment or performance of the obligations set forth in this Note shall not be deemed to have occurred unless
(i) if it consists of a failure to pay money, such money shall not have been paid within fifteen (15) days from the date when it became due and payable or
(ii) if it consists of anything other than the failure to pay money, it shall continue uncured for fifteen (15) days after written notice thereof from Payee to Maker. At the conclusion of such fifteen-day period, the Guarantors shall have thirty (30) days to cure such default.

         Payee shall not by any act of omission or commission be deemed to have waived any of its rights or remedies hereunder unless such waiver be in writing and signed by Payee, and then only to the extent specifically set forth therein; a waiver of one event shall not be construed as continuing or as a bar to or waiver of such right or remedy on a subsequent event.

         Maker hereby waives presentment for payment, demand, notice of nonpayment, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note except as specifically provided for herein, and agrees that the liability of Maker shall be unconditional without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee; and Maker hereby consents to any and all extensions of time, renewals, waivers or modifications that may be granted by Payee with respect to the payment or other provisions of this Note.

         Notwithstanding anything to the contrary herein contained, the total liability of Maker for payment of interest pursuant hereto shall not exceed the maximum amount, if any, of any such interest permitted by applicable law to be contracted for, charged or received.

         If any provision hereof is found by a court of competent jurisdiction to be prohibited or unenforceable, it shall be ineffective only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable, nor invalidate the other provisions hereof, all of which shall be liberally construed in favor of Payee in order to effect the provisions of the Note.

                                                     GoHealth.MD, Inc.

                                                     /s/ Leonard Vernon
                                                 By: _______________________
                                                    Leonard F. Vernon, President

STATE OF NEW JERSEY:
                                    ss.
COUNTY OF BURLINGTON:

     Leonard F. Vernon, President of Imaging Management Associates, Inc., subscribed, sworn to and acknowledged before me that he is the authorized representative of Maker and having the authority to execute this instrument on this the 31st day of March, 1999.

                                                     /s/ Denise P. Bock

                                                     ---------------------------
                                                     Notary Public
                                                     My commission ends: